THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 27, 2004

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Delaware                     333-115122             30-0183252
-----------------------------      ----------------       -----------------
(STATE OR OTHER JURISDICTION         (COMMISSION          (I.R.S. EMPLOYER
    OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


383 Madison Avenue
New York, New York                                     10l79
-----------------------------                    ----------------
  (ADDRESS OF PRINCIPAL                              (ZIP CODE)
    EXECUTIVE OFFICES)

Registrants telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of October 1, 2004 among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association as master servicer and securities administrator, EMC Mortgage Corporation and U.S. Bank National Association, as trustee.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      STRUCTURED ASSET MORTGAGE
                                      INVESTMENTS II INC.


                                      By: /S/ BARON SILVERSTEIN
                                         -------------------------------
                                      Name:    Baron Silverstein
                                      Title:   Vice President

Dated: November 15, 2004

                                  EXHIBIT INDEX


               ITEM 601 (A) OF                 SEQUENTIALLY
EXHIBIT        REGULATION S-K                     NUMBERED
NUMBER           EXHIBIT NO.                    DESCRIPTION                PAGE
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  1                  4               Pooling and Servicing Agreement        5

                                    EXHIBIT 1